Household Consumer Loan Trust, Series 1997-2 Deposit Trust Calculations
Previous Due Period Ending	Dec 31, 2003
Current Due Period Ending	Jan 31, 2004
Prior Distribution Date	Jan 14, 2004
Distribution Date	Feb 13, 2004

Beginning Trust Principal Receivables	3,609,092,160.55
Average Principal Receivables	3,608,971,008.02
FC&A Collections (Includes Recoveries)	56,465,360.41
Principal Collections	92,522,792.13
Additional Balances	45,778,909.44
Net Principal Collections	46,743,882.69
Defaulted Amount	29,643,509.36
Miscellaneous Payments	0.00
Principal Recoveries	2,315,378.00

Beginning Participation Invested Amount	133,387,303.35
Beginning Participation Unpaid Principal Balance	133,387,303.34
Ending Participation Invested Amount	125,103,853.27
Ending Participation Unpaid Principal Balance	125,103,853.26

Accelerated Amortization Date	Oct 31, 2002
Is it the Accelerated Amortization Period? 0=No	1

OC Balance as % of Beginning Participation Invested Amount (3 month average)	11.959%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=NO, 1=YES	0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation	133,387,303.35
Numerator for Fixed Allocation	280,370,520.77
Denominator - Max(Sum of Numerators, Principal Receivables)	3,608,971,008.02
Applicable Allocation Percentage	3.6960%
Investor FC&A Collections	2,086,955.57

Series Participation Interest Default Amount
Numerator for Floating Allocation	133,387,303.35
Denominator - Max(Sum of Numerators, Principal Receivables)	3,608,971,008.02
Floating Allocation Percentage	3.6960%
Series Participation Interest Default Amount	1,095,621.93

Principal Allocation Components
Numerator for Floating Allocation	133,387,303.35
Numerator for Fixed Allocation	280,370,520.77
Denominator - Max(Sum of Numerators, Principal Receivables)	3,608,971,008.02

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]	2.5000%
(b) Prime Rate minus 1.50%	2.5000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount	1.7202%
(d) Series Participation Interest Unpaid Principal Balance	133,387,303.34
(e) Actual days in the Interest Period	30
Series Participation Monthly Interest, [a*d*e]	277,890.22

Series Participation Interest Interest Shortfall	0.00
Previous Series Participation Interest Interest Shortfall	0.00

Additional Interest	0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]	8,283,450.08

(a) Investor Principal Collections, [Max(b,h) or e]	7,187,828.15
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]	1,727,650.47
(c) Floating Allocation Percentage	3.6960%
(d) Net Principal Collections	46,743,882.69
(e) after Accelerated Amort Date or Early Amort Period, [f*g]	7,187,828.15
(f) Fixed Allocation Percentage	7.7687%
(g) Collections of Principal	92,522,792.13

(h) Minimum Principal Amount, [Min(i,l)]	1,838,898.74
(i) Floating Allocation Percentage of Principal Collections	3,419,635.60
(j) 2.5% or 2.2% of the Series Participation Interest Invested Amount	2,934,520.67
(k) Series Participation Interest Net Default Payment Amount	1,095,621.93
(l) the excess of (j) over (k)	1,838,898.74

(m) Series Participation Interest Net Default Payment Amount	1,095,621.93

(n) Optional Repurchase Amount (principal only) at Sec. 9	0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]	2,086,955.57
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]	0.00
plus any unpaid Series Servicing Fee of other than HFC	0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]	277,890.22
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]	0.00
Additional Interest [Sec. 4.11(a)(ii)]	0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]	1,095,621.93
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]	0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]	222,312.17
Excess [Sec. 4.11(a)(vi)]	491,131.25

Series Participation Investor Charge Off [Sec. 4.12(a)]	0.00

Seller's Interest	138,367,344.13

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD CONSUMER LOAN CORPORATION
HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST I

SERIES 1997-2 PARTICIPATION

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer
( the "Servicer" ), pursuant to a Pooling and Servicing Agreement dated as of September 1, 1995
(the "Pooling and Servicing Agreement"), by and among Household Consumer Loan Corporation , as Seller, the Servicer, and J.P. Morgan Trust Company, N.A. (successor in interest to Chase Manhattan Trust
Company, N.A., successor in interest to Chase Bank of Texas National Association, successor in interest to
The Chase Manhattan Bank, N.A.), as Deposit Trustee does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the
Pooling and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on February 17, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 11th day of February 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: /S/ STEVE SMITH
A Servicing Officer